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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    July 31, 1998





                            CELLULARVISION USA, INC.
               (Exact name of registrant as specified in charter)




          Delaware                    000-27582                  13-3853788
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



140 58th Street, Loft 7E                                              11220
Brooklyn, New York                                                  (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (718) 789-1200





                                 Not Applicable
          (Former name or former address, if changed from last report)


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Item 5.  Other Events

               By letter dated August 4, 1998, John Walber resigned as Officer and Director of CellularVision USA, Inc. and CellularVision Capital Corp., effective July 31, 1998.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CELLULARVISION USA, INC.



                                            By: /s/ Shant S. Hovnanian
                                               -----------------------
                                                Name:  Shant S. Hovnanian
                                                Title:  Chief Executive Officer

August 6, 1998